SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement                     |_|  Confidential, for Use of the Commission
|X|  Definitive Proxy Statement                           Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-12

                             FARO TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


                -------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (4)   Date Filed:

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

                                     [Logo]

                             FARO TECHNOLOGIES, INC.

                               125 Technology Park
                            Lake Mary, Florida 32746

                                   ----------

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

                                   ----------

To our shareholders:

      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of FARO Technologies, Inc. on Tuesday, May 17, 2005, at 10:00 a.m. Eastern time at our headquarters, 125 Technology Park, Lake Mary, Florida. At the meeting, the shareholders will vote on the following matters:

      1. The election of two directors, each to serve for a term of three years.

      2.    Any other business that may properly come before the meeting.

      Holders of record of FARO common stock at the close of business on April 18, 2005, are entitled to vote at the meeting.

      Your vote is important, no matter how many shares you own, and we urge you to submit your proxy as soon as possible. Even if you plan to attend the annual meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the annual meeting, then you may revoke your proxy and vote your shares in person if you would like.

      Thank you for your continued support.

                                          By Order of the Board of Directors


April 21, 2005                            GREGORY A. FRASER, Ph.D.
                                          Executive Vice President and Secretary

                                     [Logo]

                             FARO TECHNOLOGIES, INC.
                               125 Technology Park
                            Lake Mary, Florida 32746

                                   ----------

                               PROXY STATEMENT FOR
                       2005 ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

      This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of FARO Technologies, Inc. (the "Company") for use at the 2005 Annual Meeting of Shareholders to be held on Tuesday, May 17, 2005 at 10:00 a.m., Eastern time, at the Company's headquarters, 125 Technology Park, Lake Mary, Florida, and at any adjournment or postponement of Annual Meeting. The Company's telephone number at that address is (407) 333-9911.

      This Proxy Statement and the accompanying proxy, together with the Company's Annual Report to Shareholders, were first sent to shareholders entitled to vote at the Annual Meeting on or about April 21, 2005.


                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      At the Annual Meeting, shareholders will act upon matters described in the notice of meeting contained in this Proxy Statement, including the election of directors. In addition, members of management will report on the Company's 2004 performance and, once the business of the Annual Meeting is concluded, respond to questions raised by shareholders as time permits.

Who is entitled to vote?

      Only holders of the Company's Common Stock outstanding as of the close of business on April 18, 2005 (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of Common Stock he or she held on the Record Date.

Who can attend the Annual Meeting?

      All shareholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in "street name" (in other words, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date to gain admittance to the Annual Meeting.

What constitutes a quorum?

      A majority of the 14,407,277 shares of Common Stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by proxy cards either marked "ABSTAIN" or returned without voting instructions are counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions ("broker nonvotes"), those shares will be counted as present for quorum purposes. Broker nonvotes will not be counted as votes for or against any proposal.

What is the effect of not voting?

      It will depend on how your share ownership is registered. If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

      If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting. Your broker may vote your shares in its discretion on routine matters such as proposal 1, the election of directors. Any shares not voted, whether due to abstentions or because they constitute broker nonvotes, will not affect the election of directors. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

How do I vote?

      Shareholders who own shares registered directly with the Company's transfer agent on the close of business on April 18, 2005 can appoint a proxy by mailing their signed proxy card in the enclosed envelope. Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that the shareholders' instructions have been properly recorded.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by appointing a new proxy or by providing written notice to the Secretary of the Company and voting in person at the Annual Meeting. Presence at the Annual Meeting of a Shareholder who has appointed a proxy does not in itself revoke a proxy. Unless so revoked, the shares represented by proxies received by the Board will be voted at the Annual Meeting. When a shareholder specifies a choice by means of the proxy, then the shares will be voted in accordance with such specifications.

What am I voting on?

      You are voting on one proposal:

      1. Election of two directors for a term of three years, with the following as the Board's nominees:

            o  Gregory A. Fraser
            o  Stephen R. Cole

What are the Board's recommendations?

      The Board recommends a vote:

            o  For election of the nominated slate of directors (see Item 1)

      If you sign and return your proxy card, unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board

What vote is required to approve the proposal?

      The two nominees for director receiving the greatest number of votes will be elected.

Are there any other items that are to be discussed during the Annual Meeting?

      No. The Company is not aware of any other matters that you will be asked to vote on at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the Board or proxy holders will use their discretion on these matters as they may arise.

Who will count the vote?

      American Stock Transfer & Trust Co. will count the vote and will serve as the inspector of the election.

Who pays to prepare, mail, and solicit the proxies?

      Proxies may be solicited by personal meeting, Internet, advertisement, telephone, and facsimile machine, as well as by use of the mails. Solicitations may be made by directors, officers, and other employees of the Company, as well as the Company's investor relations firm, none of whom will receive additional compensation for such solicitations. The cost of soliciting proxies will be borne by the Company. It is anticipated that banks, brokerage houses, and other custodians, nominees or fiduciaries will be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies and that they will be reimbursed by the Company for their out-of-pocket expenses incurred in providing those services. All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

      Pursuant to SEC rules, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or by sending a written request addressed to the Company, Attention: Secretary, 125 Technology Park, Lake Mary, Florida, 32746.

Where can I find Corporate Governance materials for FARO Technologies?

      The Code of Ethics and the Charters for the Audit, Operational Audit, and Compensation Committees of the Company's Board of Directors are published on the Corporate Governance page of the Company's website at www.faro.com. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement.

How Can I Contact the Members of the Board?

      Shareholders may communicate with the full Board or individual directors, by submitting such communications in writing to FARO Technologies, Inc.,
Attention: Board of Directors (or the individual director(s)), 125 Technology Park, Lake Mary, Florida 32746. Such communications will be delivered directly to the directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote "FOR" the nominees.

      The Board of Directors is divided into three classes, with one class of directors elected each year for a three-year term. The Board currently consists of seven members: two with terms that expire at the Annual Meeting, three with terms that expire at the 2006 annual meeting of shareholders, and two with terms that expire at the 2007 annual meeting of shareholders. Accordingly, two directors will be elected at the Annual Meeting to serve until their terms expire at the 2008 Annual Meeting of Shareholders (in each case, until their respective successors are elected and qualified).

      The nominees named below have advised the Company that they will serve if elected. In the event any such nominee is unable or unwilling to serve as a director if elected, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that any of the nominees named below will be unable, or if elected, will decline to serve.

      The two nominees for director named below currently are directors of the Company and are proposed to be elected at the Annual Meeting to serve until the 2008 annual meeting of shareholders. The remaining five directors will continue to serve as members of the Board for terms as set forth below. Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the two nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors. Proxies solicited by the Board will be voted "FOR" the following nominees unless a shareholder specifies otherwise.

      The names, ages, and principal occupations for at least the past five years of each of the directors and nominees and the names of any other public companies of which each is presently serving as a director are set forth below:

                   Nominees for Election at the Annual Meeting

                                                                               Director       Term
                         Name                                      Age          Since        Expires
         ------------------------------------------                ---         --------      -------
         Gregory A. Fraser, Ph.D.                                  49            1982          2005

         Stephen R. Cole
           Audit and Compensation Committees                       52            2002          2005

      Gregory A. Fraser, Ph.D. is a co-founder of the Company and has served as a director and the Secretary and Treasurer of the Company since its inception in 1982. Mr. Fraser has been an Executive Vice President of the Company since 1997 and serves as the Company's principal financial officer. Mr. Fraser holds a Ph.D. in Mechanical Engineering from McGill University, Montreal, Canada, a Masters of Theoretical and Applied Mechanics from Northwestern University and a Bachelor of Science and Bachelor of Mechanical Engineering from Northwestern University.

      Stephen R. Cole has been a director of the company since 2002. Mr. Cole is a Fellow of Institute of Chartered Accountants of Ontario, Canada. Since 1975, Mr. Cole has been President and Founding Partner of Cole & Partners, a Toronto, Canada based mergers and acquisition and corporate finance advisory service company.

          Directors Whose Terms Will Continue After the Annual Meeting

                                                                               Director       Term
                         Name                                      Age          Since        Expires
         ------------------------------------------                ---         --------      -------
         Simon Raab, Ph.D.                                         52            1982          2006

         Hubert d'Amours
           Audit and Compensation Committees                       66            1990          2006

         Andre Julien
           Operational Audit and Compensation Committees           61            1986          2006

         Norman Schipper, Q.C.
           Compensation Committees                                 74            1982          2007

         John Caldwell Audit (Chair),
           Compensation, and Operational Audit Committees          55            2002          2007


      Simon Raab, Ph.D is a co-founder of the Company and has served as the Chairman of the Board and Chief Executive Officer of the Company since its inception in 1982, and as President of the Company from 1986 until 2004. Mr. Raab holds a Ph.D. in Mechanical Engineering from McGill University, Montreal, Canada, a Masters of Engineering Physics from Cornell University and a Bachelor of Science in Physics with a minor in Biophysics from the University of Waterloo, Canada.

      Hubert d'Amours has been a director of the Company since 1990. Since 1990, Mr. D'Amours has served as President of Montroyal Capital, Inc. and Capimont, Inc., two venture capital investment firms in Montreal, Canada. Mr. d'Amours also serves as a director of a number of privately held companies.

      Andre Julien has been a director of the Company since 1986.Mr. Julie retired in 2004. Previously Mr. Julien served as President of Chemirco Chemicals, Inc., a privately held company in Toronto, Canada and as President of LAB Pharmacological Research International, a privately held company in Montreal Canada. From 1969 until 1994, Mr. Julien was President and owner of Chateau Paints, Inc., a privately held coatings and paint manufacturer in Montreal, Canada. Mr. Julien is also a director of Eterna Trust, a privately held company in Quebec City, Canada, and Goodfellow Lumber, Inc., a public company in Montreal, Canada.

      Norman Schipper, Q.C. has been a director of the Company since its inception in 1982. From 1962 until his mandatory retirement as Partner on December 31, 1997, Mr. Schipper was a Partner in the Toronto office of the law firm of Goodmans, LLP. Since 1998, Mr. Schipper has been Of Counsel to the firm.

      John E. Caldwell has been a director of the Company since 2002. Mr. Caldwell is Chairman of the Board and Interim President and Chief Executive Officer of SMTC Corporation, a publicly held electronics manufacturing services company whose shares are traded on the Nasdaq National Market under the symbol SMTX and on the Toronto Stock Exchange under the symbol SMX. Mr. Caldwell has served as a director of SMTC since March 2003 and as Interim President and Chief Executive Officer of SMTC since October 2003. Mr. Caldwell previously was the Chairman of the Restructuring Committee of the Board of Mosaic Group Inc., a marketing services provider, from October 2002 to September 2003. Mr. Caldwell was a consultant to Geac Computer Corporation Limited, a computer software company, from December 2001 to October 2002 and was President and Chief Executive Officer of GEAC from October 2000 to December 2001. Mr. Caldwell served in several roles with CAE Inc., a flight simulation and training services company, from January 1988 to October 1999, including President and Chief Executive Officer from June 1993 to October 1999. He was also a past Executive Vice President with Carling O'Keefe Breweries of Canada Limited and Audit Senior with PriceWaterhouseCoopers LLP. Currently, he also serves on the board of directors of ATI Technologies Inc., Cognos Inc., Sleeman Breweries SMTC Corporation and Stelco Inc.

                               BOARD OF DIRECTORS

Board Meetings and Independence

      Eleven meetings of the Board were held during 2004. In all the meetings, more than 75% of the members attended the meetings of the Board and the committees thereof of which they are a member during the periods in which they served. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting. The Company requires its non-employee directors to meet in executive session at the end of each regularly scheduled Board of Directors meeting, not including routine telephonic meetings, and at such other times as any of the non-employee directors determine necessary or appropriate. The Board has determined that Norman Schipper, John Caldwell, Hubert d'Amours, and Andre Julien are independent directors under Nasdaq rules. The Board also has determined that John Caldwell and Hubert d'Amours meet the additional independence and qualification standards for Audit Committee members under Nasdaq rules.

      In  connection   with  the  Company's   acquisition  in  January  2002  of
SpatialMetrix, Inc., the Company engaged Cole and Partners to serve as the Company's financial advisor. Stephen Cole, one of the Company's directors, is the founding Partner and President of Cole and Partners. The Company paid Cole & Partners total fees of $450,000 for its services, of which $302,000 was paid in January 2002. No fees were paid to Cole & Partners in 2003 or 2004. As a result of the fees paid to Cole and Partners in January 2002, Mr. Cole may not qualify as independent under Nasdaq's new independence rules, which have been applicable to the Company since the 2004 annual shareholders meeting. However, Nasdaq permits a non-independent director to serve on the Audit Committee under exceptional and limited circumstances if such service is in the best interest of the Company and its shareholders. The Board determined that Mr. Cole's continued service on the audit committee is in the best interests of the Company and its shareholders as a result of the following factors:

      o Mr. Cole's experience in understanding and evaluating financial statements;

      o     Mr.  Cole's   understanding  of  the  Company's   business  and  his
            long-standing role on the Audit Committee;

      o     The  fact  that  the   circumanstances   that  make  Mr.   Cole  not
            "independent" are more than three years old.

Committees

      The Board of Directors has three standing committees: an Audit Committee, an Operational Audit Committee, and a Compensation Committee.

      Audit Committee

      The Audit Committee consists of Messrs. d'Amours, Caldwell, and Cole. Mr. Caldwell is the Chairman of the Audit Committee. The Audit Committee held four meetings during 2004 and all members were in attendance at each meeting.

      The Audit Committee reviews the independence and qualifications of the Company's independent public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent public accountants and reviews and approves the Company's financial statements. The Audit Committee also reviews transactions between the Company and any officer or director or any entity in which an officer or director of the Company has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in this Proxy Statement as Appendix A.

      The independent public accountants have access to the Audit Committee without any other members of management being present. In addition to its formal meetings, members of the Audit Committee met with management and the independent accountants before each of the quarterly earnings announcements during 2004. The Audit Committee reviewed the Company's annual financial results and the Company's periodic reports to the Securities and Exchange Commission before filing.

      The Board has determined that John Caldwell and Stephen Cole each qualifies as an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission.

      Operational Audit Committee

      In December 2002, the Board of Directors created an Operational Audit Committee, and appointed Messrs' Caldwell and Julien as the members of this committee. The Operational Audit Committee met three times in 2004 and each member was in attendance. The Operational Audit Committee is responsible for reviewing the operational metrics of the Company. The operational audit committee meets with department directors to review progress against goals.

      Compensation Committee

      The Compensation Committee consists of Simon Raab, Gregory Fraser, Norman Schipper, John Caldwell, Stephen Cole, Hubert d'Amours, and Andre Julien. Mr. Julien currently serves as Chairman of the Compensation Committee. The Compensation Committee held one meeting during 2004 and all members were in attendance. The Compensation Committee is responsible for establishing the compensation of the Company's directors, officers and other managerial personnel, including salaries, bonuses, termination arrangements and other benefits. In addition, the Compensation Committee administers the Company's 1993 Stock Option Plan, 1997 Employee Stock Option Plan, 1997 Non-employee Director Stock Option Plan, 1997 Non-employee Directors' Fee Plan and 2004 Equity Compensation Plan.

      Each of these committees has the responsibilities set forth in written charters adopted by the Board. The Company makes available on its website located at www.faro.com copies of each of these charters free of charge. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement. The Company's Audit Committee charter is attached to this proxy statement as Appendix A.

Report of the Audit Committee

      Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is responsible for overseeing the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has among other things the responsibility to monitor and oversee these processes.

      The Audit Committee selected Grant Thornton LLP to serve as Company's independent auditors for the current fiscal year. Prior to the engagement of Grant Thornton LLP, Ernst & Young LLP had served as the principal accountant to audit the Company's financial statements for a period including the Company's two most recent fiscal years. The reason for the change in the Company's principal accountant to audit financial statements was a desire, in the spirit of the Sarbanes-Oxley Act of 2002, to ensure a more clear separation between tax consulting and audit assistance for the Company. Ernst & Young LLP is still being retained by the Company as its principal accountant for tax purposes.

      Grant Thornton LLP has discussed with the Committee and provided written disclosures to the Committee on (1) that firm's independence as required by the Independence Standards Board and (2) the matters required to be communicated under auditing standards generally accepted in the United States. The Audit Committee also considered the compatibility of non-audit services with the auditors' independence.

      The Committee reviewed with the independent accountants the overall scope and specific plans for its audit. Without management present, the Committee met separately with the independent accountants to review the results of their examinations, their evaluation of the company's internal controls, and the overall quality of the Company's accounting and financial reporting. The Committee reviewed and discussed with management and the independent accountants the Company's audited financial statements.

      Following these actions, the Committee recommended to the Board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

     Hubert d'Amours, Audit Committee Member
     Stephen Cole, Audit Committee Member
     John Caldwell, Audit Committee Member (Chair)

Report of the Operational Audit Committee

      The Operational Audit Committee is responsible for monitoring the internal operational metrics of the Company.

      In 2004 the Committee met with all department managers and directors from the Company's worldwide headquarters, the Company's European headquarters, and the Company's manufacturing plant in Pennsylvania. The primary basis for the review was the Company's SPC Library, a proprietary reporting system used by the Company which tracks the progress of five key goals in each department. These goals are chosen by department directors as most representative and important in tracking their progress against goals.

      Following these meetings, the Committee recommended to the Board that the Committee receive the SPC Library reports and meet with management each quarter, compared to semi-annually in 2004.

     John Caldwell, Operational Audit Committee Member (Chair)
     Andre Julien, Operational Audit Committee Member

Nominations of Directors

      The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board. Currently, the entire Board fulfills the role of the nominating committee, as the Board has not established a separate nominating committee. Each director participates in the nomination process. The Board does not have a nominating committee charter.

      In selecting nominees to serve as directors, the Board will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. However, the Board believes the following minimum qualifications must be met by a director nominee to be recommended by the Board:

      o Each director must display high personal and professional ethics, integrity and values.

      o Each director must have the ability to exercise sound business judgment.

      o Each director must be highly accomplished in his or her respective field, with broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

      o Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

      o Each director must be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

      o Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company's business. The Board also believes the following qualities or skills are necessary for one or more directors to possess:

            o One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major organizations, including commercial, scientific, government, educational and other similar institutions.

            o Directors should be selected so that the Board is a diverse body.

      Shareholders may recommend director nominees for consideration by the Board by writing to the Chairman of the Board, care of the Secretary of Company, 125 Technology Park, Lake Mary, Florida, 32746, together with appropriate biographical information concerning each proposed nominee.

Communications with Board of Directors

      Shareholders may communicate with the full Board or individual directors, by submitting such communications in writing to FARO Technologies, Inc.,
Attention: Board of Directors (or the individual director(s)), 125 Technology Park, Lake Mary, Florida 32746. Such communications will be delivered directly to the directors.

Director Compensation

      In the 2002 meeting of the Compensation Committee the Committee amended the Non-employee Directors' Fee Plan. The amended plan took effect in 2004. Under the amended Plan, directors of the Company who are not executive officers were entitled to receive an annual retainer of $10,000, and fees of $1,200 per board or committee meeting. Chairpersons of sub-committees received an additional annual retainer of $3,000.

      In 2005,  non-employee  directors  earned the following  directors'  fees:
Messrs.  d'Amours  ($26,800),   Caldwell  ($32,800),  Cole,  ($26,800),   Julien
($23,200), and Schipper ($20,800).

      Generally, upon election to the Board, and then annually on the day following the annual meeting of shareholders, each director who is not an executive officer is granted a stock option to acquire 3,000 shares of Common Stock. The exercise price for such shares is equal to the closing sale price of the Common Stock as reported on The Nasdaq Stock Market on the date the director is elected or reelected to the Board, or on the date of the day following the annual meeting of shareholders for directors whose term will continue after the annual meeting. Options granted to Directors generally are granted upon the same terms and conditions as options granted to executive officers and employees. Additionally, the Company's 1997 Non-employee Directors' Fee Plan permits non-employee directors to elect to receive directors' fees in the form of Common Stock rather than cash. Common Stock issued in lieu of cash directors' fees are issued at the end of the quarter in which the fees are earned, with the number of shares being based on the fair market value of the Common Stock for the five trading days immediately preceding the last business day of the quarter. Directors may defer the receipt of fees for federal income tax purposes, whether payable in cash or in Common Stock.

Code of Business Conduct and Ethics

      The Board of Directors has adopted a Code of Ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is available on the Internet web site at www.faro.com. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this proxy statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      During 2004, the named executive officers and directors of the Company filed with the Securities and Exchange Commission (the "Commission") on a timely basis all required Forms 3, 4 and 5 pursuant to Section 16 (a) of the Securities Exchange Act of 1934 except as follows: Option grants received by Hubert d'Amour, Andre Julien, Norman Schipper, John Caldwell and Stephen Cole pursuant to the 1997 Non-Employee Director Stock Option Plan in May 2004; Notional shares received by Hubert d'Amour, Andre Julien, John Caldwell and Stephen Cole pursuant to the 1997 Non-Employee Directors' Fee Plan in December 2004 and; Norman Schipper's Form 4 reporting the exercise of 17,100 options at an average price of $2.63 and the sale of 2,500 at an average price of $23.66 in April 2004, a Form 4 reporting the sale of 1,000 shares at $24.25 in November 2004, a Form 4 reporting the sale of 800 shares at $26.22 in December 2004. Each of these forms subsequently were filed. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.


           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 9, 2005 (except as noted) by each person known to the Company to own beneficially more than five percent of the Company's Common Stock, each director, each nominee for election as a director, the named executive officers (which are Simon Raab and Greg Fraser), and all executive officers and directors as a group.

                           Beneficial Ownership Table

                                                                          Number of
                    Name of Beneficial Owner                                Shares            Percent
      -----------------------------------------------------------         ---------           -------
      Simon Raab, Ph.D.(1)                                                2,513,840           17.83%
      Gregory A. Fraser, Ph.D.(2)                                           280,852            1.99%
      Hubert d'Amours (3)                                                    26,035              *
      Andre Julien (4)                                                       48,640              *
      Norman H. Schipper, Q.C.(5)                                             8,800              *
      Stephen R. Cole (6)                                                    10,582              *
      John Caldwell (7)                                                       5,174              *
      All directors and executive officers as a group (10 persons)        2,893,923           20.33%

      ________

      * Represents less than one percent of the Company's outstanding Common Stock. Except as otherwise noted, all persons have sole voting and investment power of the shares listed.

      (1) Includes 2,115,598 shares held by Xenon Research, Inc. ("Xenon"), and includes options to purchase 45,000 shares at $2.23 per share that are exercisable currently or within 60 days. Does not include options to purchase 45,000 shares at $2.23 per share that are not exercisable. Simon Raab and Diana Raab, his spouse, own all of the outstanding capital stock of Xenon.

      (2) Includes options to purchase 30,000 shares at $2.16 per share that are exercisable currently or within 60 days. Does not include options to purchase 30,000 shares at $2.16 per share that are not exercisable within 60 days.

      (3) Includes 960 notional shares subject to the terms of 1997 Non-Employee Directors' Fee Plan, and options to purchase (i) 3,000 shares at 3.13 per share, (ii) 3,000 shares at $2.57 per share,
            (iii) 3,000 shares at $2.46 per share, and (iv) 2,000 shares at $4.42 per share that are exercisable currently or within 60 days. Does not include options to purchase (i) 1,000 shares at $4.42 per share or (ii) 3,000 shares at $21.56 per share that are not exercisable within 60 days.

      (4) Includes 10,130 notional shares subject to the terms of the 1997 Non-Employee Directors' Fee Plan, and includes options to purchase
            (i) 3,000 shares at $4.88 per share, (ii) 3,000 shares at $3.13 per share, (iii) 3,000 shares at $2.57 per share, (iv) 24,000 shares at $2.49 per share, and (v) 1,000 shares at $4.42 per share that are exercisable currently or within 60 days. Does not include options to purchase (i) 2,000 shares at $4.42 per share or (ii) 3,000 shares at $21.56 per share that are not exercisable within 60 days.

      (5)   Includes  options to purchase  (i) 3,000  shares at $4.88 per share,
            (ii) 1,000 shares at $2.57 per share, (iii) 2,000 shares at $2.21 per share, (iv) 2,000 shares at $4.42 per share that are exercisable currently or within 60 days. Does not include options to purchase
            (i) 1,000 shares at $4.42 per share or (ii) 3,000 shares at $21.56 per share that are not exercisable within 60 days.

      (6) Includes 960 notional shares subject to the terms of the 1997 Non-Employee Directors' Fee Plan and includes options to purchase
            (i) 3,000 shares at $2.57 per share and (ii) 2,000 shares at $4.42 per share that are exercisable currently or within 60 days. Does not include options to purchase (i) 1,000 shares at $4.42 per share or
            (ii) 3,000 shares at $21.56 per share that are not exercisable within 60 days.

      (7)   Includes options to purchase (i) 2,000 shares at $1.61 per share and
            (ii) 2,000 shares at $4.42 per share. Does not include options to purchase (i) 1,000 shares at $1.61 per share, (ii) 1,000 shares at $4.42 per share, and (iii) 3,000 shares at $21.56 per share that are not exercisable within 60 days.

                             EXECUTIVE COMPENSATION

      The following table describes the compensation paid during the last fiscal year to our Chief Executive Officer and our named executive officers (who are Simon Raab and Greg Fraser), and our three other most highly compensated officers that are not executive officers (none of which constitute a "named executive officer"):

                                                                                              Long-Term
                                                    Annual Compensation                      Compensation
                                       -----------------------------------------------      ---------------
                                                                                                Shares
                                                                          Other Annual        Underlying          All Other
Name and Positions                     Year     Salary        Bonus       Compensation      Options Granted     Compensation
----------------------------------     ----   ---------    ----------     ------------      ---------------     ------------
Simon Raab                             2004   $ 347,644    $  200,000               --                 --                 --
Chief Executive Officer,               2003   $ 288,000    $   42,250               --                 --                 --
  Chairman, and President              2002   $ 275,000            --               --            180,000                 --

Gregory A. Fraser, Ph.D.               2004   $ 218,969    $  125,000               --                 --                 --
Executive Vice President,              2003   $ 193,000    $   27,600               --                 --                 --
  Secretary, and Treasurer             2002   $ 184,000            --               --            120,000                 --

Allen Sajedi                           2004   $ 191,121    $   46,472               --             28,800                 --
Vice President, Research               2003   $ 184,800    $   16,210               --                 --                 --
  & Development                        2002   $ 162,200            --               --                 --                 --

Jim West                               2004   $ 185,431    $   47,524               --             28,800                 --
Vice President,                        2003   $ 176,800    $   21,652               --                 --                 --
  Product Development, Laser           2002   $ 170,000            --               --                 --                 --

Robert P. Large                        2004   $ 172,445    $   79,721               --             28,800                 --
Vice President,                        2003   $ 161,956    $   44,652               --                 --                 --
  Sales, America and Asia              2002   $ 150,388    $   19,860               --                 --                 --

                              Option Grants in 2004

      Neither Simon Raab nor Greg Fraser (our named executive officers) received stock option grants in 2004.

   Aggregated Option Exercises in 2004 and Option Values at December 31, 2004

      The following table sets forth information with respect to aggregate stock option exercises by the named executive officers (who are Simon Raab nor Greg Fraser) and the year-end value of unexercised options held by such executive officers.

                                                                                           Value of
                                                              Number of                  Unexercised
                                                             Unexercised                 In-the-Money
                            Number of                          Options/                Options/SARs at
                             Shares                              SARs                   FY-End ($)(1)
                            Acquired       Value Realized     At FY-End       ----------------------------------
        Name               on Exercise          ($)              (#)            Exercisable       Unexercisable
---------------------      -----------     --------------    -----------      ---------------   ----------------
Simon Raab (2)                148,500      $3,094,418.50       90,000          $1,302,750.00     $1,302,750.00
Gregory A. Fraser (3)          78,500      $1,650,526.50       60,000          $  868,500.00     $  868,500.00

----------

(1) Based on the closing price of $31.18 per share of the Company's Common Stock on December 31, 2004 as quoted on The Nasdaq Stock Market.

(2) The 90,000 stock options held by Mr. Raab were granted on May 29, 2002, expire on May 29, 2012, and are exercisable as to 45,000 shares immediately and 45,000 on May 29, 2005.

(3) The 60,000 stock options held by Mr. Fraser were granted on May 27, 2002, expire on May 27, 2012, and are exercisable as to 30,000 shares immediately and 30,000 on May 27, 2005.

                   Report by the Compensation Committee Report
                            on Executive Compensation

      The Company's executive compensation program is administered by the Compensation Committee of the Board, which has responsibility for all aspects of the compensation program for the executive officers of the Company. A component of overall compensation is the granting of stock options, the award of which is made by the Compensation Committee and is discussed in "Long-Term Stock Incentives," below. The Compensation Committee consists of Norman Schipper, John Caldwell, Stephen Cole, Hubert d'Amours, and Andre Julien.

      The Compensation Committee's primary objective with respect to executive compensation is to establish programs that attract and retain key managers and align their compensation with the Company's overall business strategies, values, and performance. To this end, the Compensation Committee established and the Board endorsed an executive compensation philosophy for 2004, which included the following considerations:

      o a "pay-for-performance" feature that differentiates compensation results based upon organizational results and overall performance against plan; and

      o stock incentives, in certain cases, as a component of total compensation in order to closely align the interests of the Company's executives with the long-term interests of shareholders which facilitates retention of talented executives and encourages Company stock ownership and capital accumulation; and emphasis on total compensation vs. cash compensation, under which base salaries are generally set competitive levels in order to motivate and reward Company executives with total compensation (including incentive programs) at or above competitive levels, if the financial performance of the Company meets or exceeds goals established for the year.

      For 2004, the Company's executive compensation program was comprised of the following primary components: (a) base salaries; (b) annual cash incentive opportunities; and (C) long-term incentive opportunities in the form of previously granted stock options. Each primary component of pay is discussed below.

      Base Salaries. Base salaries paid to its executive officers are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility, individual experience, and competitive, inflationary, and internal equity considerations. The base salary for Simon Raab, the Company's President and Chief Executive Officer, was increased $60,000, or 20.7% in 2004 compared to 2003 based upon such factors as the Company's profitability, competition in the market, and overall economic conditions in 2004. The Compensation Committee generally attempts to set base salaries of executive officers at levels that are competitive in order to attract, motivate, and retain Company executives. In addition, both short-term and long-term incentives are used to focus and motivate Company executives and are also tied to both individual and overall company performance. Compensation is based on information contained in Compensation surveys and reflects pay levels, mixes and practices in other companies of similar make-up relative to industry, number of employees and revenues.

      Annual Cash Incentives. Company executives are eligible to receive annual cash bonus awards to focus attention on achieving key goals pursuant to bonus plans designed to provide competitive incentive pay only in the event such objectives are met or exceeded. The objectives include specific targets for earnings as reflected in the Company's financial plan submitted by management and approved by the Compensation Committee and the Board based on a variety of factors, including viability of the target growth rate and amount of earnings appropriate to satisfy shareholder expectations.

      During the year ended December 31, 2004, the Compensation Committee awarded up to 50% of the annual cash incentive potential to its executives.

      Long-Term Stock Incentives. Long-term stock incentives, which are a component of compensation, are awarded by the Compensation Committee of the Board. The Compensation Committee administers the 2005 Plan as well as the Company's other stock-based plans (collectively referred to as the "Plans"), and determines the recipients of the nonqualified and incentive Plans and non-Plan stock options and the exercise price of such stock options on the date of grant.

      Grants to executives under the plans are determined by the Compensation Committee and are designed to align a portion of the executive compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

      Incentive stock options and nonqualified stock options are granted for terms up to ten years, and are designed to reward exceptional performance with a long-term benefit, facilitate stock ownership, and deter recruitment of key Company personnel by competitors and others. In evaluating annual compensation of executive officers, the Compensation Committee takes into consideration the stock options as a percentage of total compensation, consistent with its philosophy that stock incentives more closely align the interests of company managers with the long-term interests of shareholders, and takes the number of options granted to an executive officer into consideration in determining base salaries of executive officers. In granting stock options to executive officers, the Compensation Committee considers the number and size of stock options already held by an executive officer when determining the size of stock option awards to be made to the officer in a given fiscal year.

      At April 18, 2004 the executive officers appearing in the Summary Compensation Table held stock or currently held the right to acquire stock representing 22.6% of the Company's outstanding Common Stock.

      Section 162(m). Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code"), which prohibits a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year (the "Dollar Limitation"). A covered employee is any employee who appears in the Summary Compensation Table who is also employed by the Company on the last day of the Company's calendar year. The Compensation Committee may consider alternatives to its existing compensation programs in the future with respect to qualifying executive compensation for deductibility.

      As described above, the Company's executive compensation program provides a link between total compensation and the Company's performance and long-term stock price appreciation consistent with the compensation philosophies set forth above. This program has been established since the Company's establishment of its first stock option plan in 1993, and has been a significant factor in the Company's growth and profitability and the resulting gains achieved by the Company's shareholders.

April 18, 2005                Compensation Committee

                                 Hubert d'Amours
                                  Andre Julien
                                 Norman Schipper
                                  Stephen Cole
                                  John Caldwell
                                   Simon Raab
                                 Gregory Fraser

      Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently consists of Messrs. Hubert d'Amours, Andre Julien, Norman Schipper, Stephen Cole, John Caldwell, Simon Raab, and Gregory Fraser. Currently, Mr. Julien serves as Chairman of the Committee. There were no transactions during the year ended December 31, 2004 between the Company and members of the Compensation Committee or entities in which they own an interest, other than as disclosed in CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, below.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information regarding compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2004.

                                                                     Number of
                                                                     Securities        Weighted
                                                                       To be           Average
                                                                    Issued upon        Exercise       Number of
                                                                    Exercise of        Price of       Securities
                                                                    Outstanding      Outstanding      Remaining
                                                                      Options,         Options,       Available
                                                                      Warrants,        Warrants,      for Future
                    Plan Category                                    and Rights       and Rights      Issuance
                    -------------                                   -----------      -----------      ----------
Equity compensation plans approved by security holders               1,215,240         $ 13.69         1,148,781
Equity compensation plans not approved by security holders                  --              --                --
                                                                    ----------       ---------        ----------
     Total                                                           1,215,240         $ 13.69         1,148,781

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company leases its headquarters from Xenon Research, Inc. ("Xenon"), all of the issued and outstanding capital stock of which is owned by Simon Raab, the Company's President and Chief Executive Officer, and Diana Raab, his spouse. The term of the lease expires on February 28, 2006, and the Company has two five-year renewal options. Base rent under the lease was $398,000 for 2004. Base rent during renewal periods will reflect changes in the U.S. Bureau of Labor statistics consumer Price Index for all Urban Consumers. The terms of the lease were approved by an independent committee of the Company's Board of Directors upon review of an independent market study of comparable rental rates and such terms are, in the opinion of the Board of Directors, no less favorable than those that could be obtained on an arm's-length basis.

      In  connection   with  the  Company's   acquisition  in  January  2002  of
SpatialMetrix, Inc., the Company engaged Cole and Partners, a mergers and acquisition and corporate finance advisory service firm, to serve as the Company's financial advisor. Stephen Cole, one of the Company's directors, is the founding Partner and President of Cole and Partners. For its services, Cole and Partners charged the Company fees of $450,000, of which $302,000 were paid in 2002.

                                PERFORMANCE GRAPH

The following line graph compares the cumulative five-year Common Stock returns with the cumulative returns of the Dow Jones Equity Market Index and the S&P 500 Index.

              COMPARSION OF THE FIVE YEAR CUMULATIVE TOTAL RETURN*
       AMONG FARO TECHNOLOGIES, INC., THE DOW JONES US TOTAL MARKET INDEX
                             AND THE S&P 500 INDEX

*     Assumes $100 Invested on December 31, 1999

                              [LINE GRAPH OMITTED]

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Ernst & Young LLP, independent public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 2003 and reviewed the financial statements included in Quarterly Reports on Form 10-Q for the fiscal year ended December 31, 2004.

      On November 15, 2004 the Audit Committee of the Board of Directors of Faro Technologies, Inc. participated in, recommended and approved the engagement of Grant Thornton LLP as the Company's principal accountant to audit the financial statements of the Company. Grant Thornton LLP was engaged by the Company on November 15, 2004. The Company dismissed Ernst & Young LLP on November 16, 2004 as its principal accountant to audit the Company's financial statements. The reason for the change in the Company's principal accountant to audit financial statements was a desire, in the spirit of the Sarbanes-Oxley Act of 2002, to ensure a more clear separation between tax consulting and audit assistance for the Company. Ernst & Young LLP is still being retained by the Company as its principal accountant for tax purposes. Prior to the engagement of Grant Thornton LLP, Ernst & Young LLP had served as the principal accountant to audit the Company's financial statements for a period including the Company's two most recent fiscal years.

      Ernst & Young LLP audited the Company's financial statements for the years ended December 31, 2002, and 2003, and issued its audit report dated February 20, 2004. During the two most recent fiscal years and the subsequent interim period preceding November 16, 2004 (date of dismissal), no report of Ernst & Young LLP on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles.

      During the two most recent fiscal years and the subsequent interim period preceding November 16, 2004 (date of dismissal), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for any such periods. The Company requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The letter is attached as Exhibit 16 to the Company's Form 8-K filed with the Securities and Exchange Commission on November 18, 2004.

      Grant Thornton LLP, independent public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 2004. Grant Thornton LLP has been selected by the Audit Committee to serve as the Company's independent auditors for the current fiscal year. Representatives of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement, if they so desire.

Fees Paid to Ernst & Young LLP ("EY") and Grant Thornton LLP ("GT"):

                                                                      2004                                  2003
                                                       -----------------------------------   ------------------------------------
                                                            EY          GT        Total            EY        GT         Total
Audit fees              (1)                               491,626     108,900     600,526        464,245      -        464,245
Audit related fees      (2)                                16,000           -      16,000         19,000      -         19,000
Tax fees-preparation and compliance                       124,765           -     124,765         80,068      -         80,068
                                                       -----------------------------------   ------------------------------------
Total audit, audit related and tax preparation and
   compliance fees                                        632,391     108,900     741,291        563,313      -        563,313
Other non-audit fees
Tax fees-other          (3)                               227,675           -     227,675        539,684      -        539,684
All other fees                                                  -           -           -              -      -              -
                                                       -----------------------------------   ------------------------------------

Total other fees                                          227,675           -     227,675        539,684      -        539,684
                                                       -----------------------------------   ------------------------------------
Total fees                                                860,066     108,900     968,966      1,102,997      -      1,102,997
                                                       ===================================   ====================================

(1) Audit of financial statements, review of financial statements included in Quarterly Reports on Form 10-Q, and fees in connection with the Company's Form S-3 registration statement (File No.333-110670)

(2)   Primarily due diligence work and employee benefit plan audits.

(3)   Tax consulting

      The Audit Committee has concluded that provision of the audit and permitted non-audit services described above by Grant Thornton LLP and Ernst & Young LLP is compatible with maintaining independence of Grant Thornton LLP and Ernst & Young LLP.

      Pursuant to the Audit Committee Charter, the Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors. Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. The Audit Committee's pre-approval policies do not permit the delegation of the Audit Committee's responsibilities to management.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8") for inclusion in the Company's proxy statement for its 2005 Annual Meeting of Shareholders is December 10, 2004. Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for its 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal if received by the Company after March 15, 2005 (assuming a May 17, 2005 meeting date).

                                  OTHER MATTERS

      If any other matters shall come before the Annual Meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board does not know of any other matters which will be presented for action at the meeting.

                                            By Order of the Board of Directors


                                            GREGORY A. FRASER, Ph.D.
April 21, 2005                              Secretary

                                   APPENDIX A

                             Faro Technologies Inc.
                             Audit Committee Charter

MISSION STATEMENT

      The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Committee's primary purpose is to provide oversight regarding the accounting and financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations.

ORGANIZATION

      o The Committee shall be comprised of three or more directors as determined by the Board

      o All members of the Committee shall meet the general independence, experience and financial understanding requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC")

      o At least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC

      o Committee members shall not simultaneously serve on the audit committees of more than two other public companies

      o The Committee shall meet as frequently as circumstances dictate (but not less frequently than quarterly).

      o The Committee shall meet periodically in executive session with management (including the chief financial officer and chief accounting officer), the internal audit staff and the independent auditor and shall have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate.

      o The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      o The members of the Committee shall be appointed by the Board annually or as necessary to fill vacancies on the recommendation of the Company's Nominating and Corporate Governance Committee (or, in the absence of such a committee, the full Board).

      o The Chairperson of the Committee shall be appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee and in consultation with the Chairman of the Board (or, in the absence of such a committee, the full Board).

      o The Chairperson will chair all regular sessions of the Committee and, in consultation with the Company's management, set the agenda for Committee meetings; provided that in the Chairperson's absence, the Chairperson's responsibilities may be undertaken by another member of the Committee.

      o     Any member of the Committee may call meetings of the Committee.

ROLES AND RESPONSIBILITIES

Internal Control

      o Review and reassess the adequacy of this Charter annually, with the assistance of counsel, if appropriate, with an emphasis on compliance with any new SEC or Nasdaq rules and considering other developments as appropriate.

      o Submit the Charter to the Board for approval annually and have the Charter published in the Company's proxy statement at least every three years or as otherwise appropriate in accordance with the SEC's rules and regulations.

      o Discuss with management its efforts to communicate the importance of internal control.

      o Discuss annually with management and the external auditors the extent to which the external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown; advise the Board of, or otherwise address, any significant issues or recommendations.

      o Determine by discussion with management whether internal control recommendations made by the external auditors have been implemented by management; request that, in connection with the Company's next financial statement audit, the external auditors advise the Committee of whether the recommendations were implemented to the satisfaction of the external auditors.

      o     Review  disclosures  made to the  Committee by the  Company's  Chief
            Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Financial Reporting

     General

      o Request that management and/or the Company's or the Committee's outside experts periodically update the Committee about significant accounting and reporting issues, including recent professional and regulatory pronouncements.

      o At least annually, ask management and the external auditors about significant risks and exposures and the plans to minimize such risks; request that management and the external auditors provide updates to the Committee as appropriate.

      o Review major changes to the Company's accounting principles as suggested by the external auditors or management.

      o Review and discuss with management and the external auditors the quarterly and annual earnings press releases; provided that the responsibility for such review may be delegated to one or more members of the Committee.

     Annual Financial Statements

      o Review and discuss with management and the external auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K; and, based on the foregoing review and discussion, recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

      o Review and discuss with management and the external auditors the management's discussion and analysis ("MD&A") and other sections of the annual report before its release.

     Interim Financial Statements

      o Consult with management and the external auditors, as appropriate, regarding matters related to the preparation of quarterly financial information.

      o Review and discuss with management the interim financial statements and MD&A included in each quarterly Form 10-Q prior to filing thereof with the SEC; provided that the responsibility for such review may be delegated to one or more members of the Committee.

     Compliance with Laws and Regulations

      o     Periodically  obtain updates from management,  general counsel,  and tax director regarding compliance with applicable laws and regulations and applicable internal conflict of interest policies and procedures

      o Periodically receive updates from management and the external auditors regarding regulatory compliance matters

      o Periodically receive updates from management regarding the findings of any examinations by regulatory agencies that may have a material impact on the financial statements, such as the SEC

      o Approve all related-party transactions to the extent required by the rules and regulations of Nasdaq.

     External Audit

      o Appoint, retain and, as appropriate, terminate the Company's external auditors (such actions shall be taken in the Committee's sole discretion); the external auditors shall report directly to the Committee.

      o Approve in its sole discretion the compensation to be paid to and oversee the work of the external auditors (including resolution of disagreements between management and the external auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

      o Pre-approve (which pre-approval may be pursuant to pre-approval policies and procedures established by the Committee) all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its external auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act; provided that the Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to one or more of its members, provided that decisions of such member or members to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

      o Meet with the external auditors prior to the audit and review the external auditors' proposed audit scope, staffing and approach.

      o Ensure the receipt of formal written reports from the external auditors regarding the auditors' independence, and delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss such reports with the auditors; it is the responsibility of the Committee to take such action as may be necessary to ensure the independence of the external auditors.

      o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

      o Set clear policies for the hiring by the Company of employees or former employees of the external auditors who participated in any capacity in the audit of the Company.

      o Discuss with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      o     Review and discuss reports from the external auditors on:

      o     All critical accounting policies and practices to be used;

      o All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditors;

      o Other material written communications between the external auditors and management, such as any management letter or schedule of unadjusted differences.

Other Responsibilities

      o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      o Maintain minutes or other records of meetings and activities of the Committee.

REPORTING RESPONSIBILITIES

      o Report regularly to the Board with respect to matters as are relevant to the Committee's discharge of its responsibilities and such recommendations as the Committee may deem appropriate, which report may take the form of an oral report by the Committee's Chairperson or any other member of the Committee designated by the Committee to make such report.

      o Prepare, with the assistance of counsel if appropriate, the report required by the rules and regulations of the SEC to be included in the Company's annual proxy statements.

OTHER AUTHORITY AND RESOURCES

      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditors for the purpose of rendering or issuing an audit report or performing related services and to any advisors employed by the Committee. The Company shall also provide appropriate funding, as determined by the Committee, for ordinary administrative expenses incurred by the Committee in carrying out its duties. The Committee shall not delegate any of its responsibilities to a subcommittee or member of the Committee, except as set forth in this Charter.

LIMITATION OF THE COMMITTEE'S ROLE

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external auditors.